SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                        0-27122            94-2900635
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
        Incorporation)                                       Identification No.)

                 3011 Triad Drive
                  Livermore, CA                             94550
     (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.


         The following information is filed pursuant to Item 5, Other Events and Required FD Disclosure.

         On November 4, 2003, Adept Technology, Inc. ("Adept") issued a press release announcing its new Chief Executive Officer and Chairman of the Board of Directors, Robert H. Bucher. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

         99.1                 Press Release of the Registrant issued on November
                              4, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.



Date:  November 5, 2003                     By:      /s/ Michael W. Overby
                                                -----------------------------
                                            Michael W. Overby
                                            Chief Financial Officer